SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2004



                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



         NEW YORK                      0-22378                 13-2595932
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                     650 FROM ROAD
                  PARAMUS, NEW JERSEY                             07652
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 12, 2004, we announced that our Board of Directors has declared a 2-for-1 stock split, subject to shareholder approval of an increase in the Company's authorized shares. In addition, the Board declared a quarterly dividend of $0.08 per share on a pre-split basis, a 33.3% increase over the current quarterly dividend rate. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  99.1 Press release dated March 12, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOVADO GROUP, INC.


Date:  March 12, 2004                     By:  /s/ Eugene Karpovich
                                               ---------------------------------
                                               Name:   Eugene Karpovich
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

99.1          Press Release, dated March 12, 2004